Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2071

High Income Allocation Portfolio 2020-3

Multi-Asset High Income Portfolio 2020-3

INVESCO UNIT TRUSTS, SERIES 2072

Global High Dividend Portfolio 2020-3

INVESCO UNIT TRUSTS, SERIES 2083

Select S&P Core Portfolio 2020-4

INVESCO UNIT TRUSTS, SERIES 2084

Dividend Income & Value Portfolio 2020-4

INVESCO UNIT TRUSTS, SERIES 2085

PowerPicks Portfolio 2020-4

INVESCO UNIT TRUSTS, SERIES 2091

Diversified Healthcare Portfolio 2020-4

 Supplement to the Prospectuses

Effective November 17, 2020, each shareholder of record of Pfizer, Inc. (ticker: PFE) received approximately 0.124079 shares of common stock of Viatris, Inc. (ticker: VTRS) for every share of Pfizer, Inc. common stock held as of November 13, 2020. Viatris, Inc. formed as the result of Pfizer, Inc. spinning off its Upjohn business unit and the subsequent combination of the Upjohn business unit with Mylan NV (ticker: MYL).

Notwithstanding anything to the contrary in the Prospectuses, the Portfolios now hold, and will continue to purchase, shares of Viatris, Inc.

Supplement Dated:   November 17, 2020